Exhibit 10.2
SHINER INTERNATIONAL, INC.

FORM OF SUBSCRIPTION AGREEMENT

This Subscription Agreement pertains to the offering by Shiner International, Inc. (the “Company”) of up to Three Million Five Hundred Thousand (3,500,000) units (the “Units”), with each Unit consisting of one (1) share of the Company’s common stock (the “Shares”) and warrants to purchase fifteen percent (15%) of one (1) share of the Company’s common stock at an exercise price of Six Dollars ($6.00) per share (the “Warrants”), at a purchase price of Three Dollars ($3.00) per Unit for an aggregate offering of a minimum of Three Million Dollars ($3,000,000) and up to a maximum of Ten Million Five Hundred Thousand Dollars ($10,500,000) (the “Offering”). The minimum subscription that the Company will accept from any investor is Ten Thousand (10,000) Units for a purchase price of Thirty Thousand Dollars ($30,000). The Company is making this offering solely to accredited investors (as defined under Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)).

The undersigned, intending to be legally bound, hereby offers to pur-chase from the Company ________________ Units for an aggregate purchase price of $_______________.

The Company will be deemed to have accepted this offer upon execution by it of the Receipt and Acceptance attached to this Subscription Agreement. This subscription is submitted to the Company subject to its acceptance and in accordance with, and subject to, the terms and conditions described in, this Subscription Agreement.

1.  Definitions. In addition to the terms defined elsewhere in this Subscription Agreement, for all purposes of this Subscription Agreement, the following terms shall have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“GAAP” means U.S. generally accepted accounting principles.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Securities Act” means the Securities Act of 1933, as amended.

“Transaction Documents” means this Subscription Agreement, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

2.  Verification of Investor Suitability under Regulation D. The undersigned understands that in order to subscribe for the Units in this Offering, the undersigned must be an “accredited investor” as defined in Section 501 of Regulation D under the Securities Act and the undersigned hereby represents and warrants that it is an “accredited investor” as such item is defined in Rule 501(a) promulgated under the Securities Act. Furthermore, the Company understands that, as a condition to the Company’s acceptance of this subscription, the undersigned must complete a Purchaser Questionnaire in the form of Exhibit “A” hereto.

3.  Amount and Method of Payment. The purchase price for the Units is __________ Dollars ($_______) and shall be paid by tender of a check made payable to Shiner International, Inc. or wire transfer of immediately available funds to the special segregated account set forth on the last page hereof (the “Segregated Account”) in the amount of _________________ Dollars ($________) (the “Purchase Price”). All proceeds of this Offering will be deposited in the Segregated Account and will not be released to the Company until gross proceeds of at least Three Million Dollars ($3,000,000) have been deposited into the Segregated Account. If this amount is not received before December 31, 2007, then the Purchase Price shall be returned to the undersigned in full without interest unless the Company determines, in its sole discretion, to extend the offering period. Affiliates of the Placement Agents and the Company may purchase Units for their own account. Such purchases will be included in determining whether the minimum amount of this Offering has been sold.

4.  Acceptance of Subscription.

(a)  The undersigned understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Units in whole or in part at any time prior to the Closing (as defined below).

(b)  In the event that this subscription is rejected in whole or in part, the Company shall promptly return all or the applicable portion of the Purchase Price without interest to the undersigned, as the case may be, and this Subscription Agree-ment shall thereafter have no force or effect except with respect to the portion, if any, of this subscription that is accepted by the Company.

5.  Registration Rights.

Concurrently with the execution of this Subscription Agreement, the Company and the undersigned have entered into a Registration Rights Agreement regarding the Shares and the Warrant Shares.

6.  Restrictions on Resale or Transfer.

(a)  The Units, Shares, Warrants and Warrant Shares have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule).

(b)      The certificate(s) representing the Shares and the Warrant Shares and the Warrants shall each bear restrictive legends in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws, and may not be offered for sale, sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under the Securities Act or unless sold pursuant to Rule 144 under the Securities Act.”

7.  Delivery of the Stock Certificate and Warrants. The Company will execute and deliver certificate(s) representing the Shares and Warrants to the subscriber within five (5) business days after the occurrence of each of the following items: (i) acceptance of the subscription by the Company; (ii) receipt of the Purchase Price into the Segregated Account; (iii) a closing of the Offering; and (iv) release to the Company of the Purchase Price from the Segregated Account.

8.  Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

(a)  The undersigned understands that the offering and sale of the Units by the Company to the undersigned is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Rule 506 of Regulation D promulgated thereunder and, in accordance therewith and in furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:

(i)  The undersigned has carefully reviewed this Subscription Agreement and the Confidential Purchaser Questionnaire attached as Exhibit “A” hereto, the Form of Stock Purchase Warrant attached as Exhibit “B” hereto, the Registration Rights Agreement attached as Exhibit “C” hereto and the Confidential Private Offering Memorandum attached as Exhibit “D” hereto, and understands the information contained in each such document including, but not limited to, the Company’s audited financial statements dated as of December 31, 2006 and for the year then ended included in Exhibit “D” and its unaudited financial statements dated as of March 31, 2007 and for the quarter then ended included in Exhibit “D.”

(ii)  All documents, records and books pertaining to the Company and/or this investment that the undersigned has requested have been made available for inspection by him and/or his attorney, accountant and other advisor(s);

(iii)  The undersigned and/or his advisor(s) have had a reasonable opportunity to ask questions of and receive information and answers from a person or persons acting on behalf of the Company concerning the offering of the Units and all such questions have been answered and all such information has been provided to the full satisfaction of the undersigned;

(iv)  Neither the undersigned nor the undersigned’s investment advisors, if any, have been furnished any offering literature other than this Subscription Agreement and the exhibits attached hereto and the undersigned and the undersigned’s advisors, if any, have relied only on the information contained in this Subscription Agreement and the exhibits attached hereto and the information, as described in subparagraphs (ii) and (iii) above, furnished or made available to them by the Company;

(v)  No oral or written representations have been made and no oral or written information has been furnished to the undersigned or his advisor(s) in connection herewith that were in any way inconsistent with the information set forth in this Subscription Agreement and the exhibits attached hereto;

(vi)  The undersigned is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting;

(vii)  The undersigned acknowledges that he has conducted his own independent evaluation of the Company and has analyzed the risks associated with an investment in the Units and has based his decision to invest in the Units on the results of this evaluation and analysis;

(viii)  The undersigned’s overall commitment to investments that are not readily market-able is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become disproportionate to the undersigned’s net worth;

(ix)  If the undersigned is a natural person, the undersigned has reached the age of ma-jority in the jurisdiction in which the undersigned resides, has adequate net worth and means of providing for the undersigned’s current financial needs and personal contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment;

(x)  The address set forth below is the undersigned’s true and correct residence (or, if not an individual, domiciliary) address;

(xi)  The undersigned (A) has such knowledge of, and experience in, business and financial matters so as to enable him to utilize the information made available to him in connection with the offering of the Units in order to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto, (B) the undersigned has carefully evaluated the risks of investing and (C) has the capacity, either alone, or with a professional advisor, to protect his own interests in connection with a purchase of the Units;

(xii)  The undersigned is not relying on the Company with respect to the economic considerations of the undersigned relating to this investment. In regard to such considerations, the investor has relied on the advice of, or has consulted with, only his own advisor(s). The undersigned recognizes that the information furnished by the Company does not constitute investment, accounting, legal or tax advice. The undersigned is relying on professional advisors for such advice;

(xiii)  The undersigned is acquiring the Units solely for his own account as principal, for investment purposes only and not with a view to the resale or distribution thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Units;

(xiv)  The undersigned understands that the certificate(s) evidencing ownership of the Shares and the Warrant Shares and the Warrants will each bear a restrictive legend and have not been registered under the Securities Act or any state securities laws, and may not be sold or transferred unless (i) such sale or transfer is subsequently registered thereunder; (ii) the undersigned shall have delivered to the Company an opinion of counsel (which opinion and counsel shall be reasonably acceptable to the Company) to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; or (iii) the securities are sold pursuant to Rule 144 promulgated under the Securities Act (or a successor rule);

(xv)  The undersigned understands that the price of the Units has been determined arbitrarily by the Company and may not be indicative of the true value of the Units. The undersigned understands that no assurances can be given that the Shares, the Warrants or the Warrant Shares could be resold by the Subscriber for the subscription price or any price and he/she/it has made an independent determination of the fairness of the subscription price; and

(xvi)  The undersigned has completed and returned to the Company a Purchaser Questionnaire, in the form attached as Exhibit “A” hereto. The information provided by the undersigned in the Purchaser Questionnaire is true and correct and the undersigned understands that the Company is relying upon such information in connection with the purchase of the Units by the undersigned.

(b)  The undersigned recognizes that an investment in the Units involves a number of signifi-cant risks including, but not limited to, those risks described in Exhibit “D” hereto.

(c)  The undersigned understands that no federal or state agency has passed upon the Units or made any finding or determination as to the fairness of this investment in the Units.

(d)  All information that the undersigned has heretofore furnished and furnishes herewith to the Company are true, correct and complete as of the date of execution of this Subscription Agreement and if there should be any material change in such information prior to the closing of the sale of the Units (the “Closing”), the undersigned will immediately furnish such revised or corrected informa-tion to the Company.

(e)  The undersigned acknowledges and agrees that the Company intends to pay commissions to any registered broker/dealer or finder designated a selected dealer on all sales to qualified accredited investors that it refers to the Company. These commissions will consist of (i) cash equal to eight percent (8%) of the gross proceeds received by the Company from such sales, plus (ii) a warrant to purchase that number of shares of common stock equal to fifteen percent (15%) of the aggregate Units sold in the Offering by such registered broker/dealer or finder in the form attached as Exhibit “B” hereto.

(f)  The foregoing representations, warranties and agreements, together with all other representations and warranties made or given by the undersigned to the Company in any other written statement or document delivered in connection with the transactions contemplated hereby, shall be true and correct in all respects on and as of the date of the Closing as if made on and as of such date and shall survive such date. If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking herein shall be the joint and several representation, warranty and undertaking of each such person.

9.  Representations and Warranties of the Company. The Company hereby acknowledges, represents and warrants to, and agrees with, the undersigned as follows:

(a) Organization and Qualification. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company is duly qualified to conduct its business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, foreign or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, and (iv) those that have been made or obtained prior to the date of this Subscription Agreement.

(e) Issuance of the Units. The Units have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens and encumbrances. The Company has reserved from its duly authorized capital stock the shares of Common Stock issuable pursuant to this Agreement and the Warrants in order to issue the Shares and the Warrant Shares.

10.  Indemnification. The undersigned agrees to indemnify and hold harmless the Company and the officers and directors thereof and each other person, if any, who controls the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representations or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to the Company in connection with this transaction.

11.  Additional Information. The undersigned hereby acknowledges and agrees that the Company may make or cause to be made such further inquiry and obtain such addi-tional information as it may deem appropriate with regard to the suitability of the undersigned as an investor in the Units.

12.  Binding Effect. The undersigned hereby acknowledges and agrees that, except as provided under applicable state securities laws, the subscription hereunder is irrevocable, that the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her/its heirs, executors, admin-istrators, successors, legal representatives and assigns.

13.  Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge or termination is sought.

14.  Notices. Any notice, demand or other communication that any party hereto may be required, or may elect, to give to any other party hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail box, stamped, registered or certified mail, return receipt requested, addressed to such address as may be listed on the books of the Company, or (b) delivered personally at such address.

15.  Counterparts. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. This Subscription Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the parties simultaneously in the presence of one another.

16.  Entire Agreement. This Subscription Agreement contains the entire agreement of the parties with respect to the subject matter hereof and there are no representations, covenants or other agreements except as stated or referred to herein.

17.  Severability. Each provision of this Subscription Agreement is intended to be severable from every other provision, and the invalidity or illegality of any provision shall not affect the validity or legality of the remaining provisions.

18.  Assignability. This Subscription Agreement is not transferable or assignable by the undersigned.

19.  Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania as applied to residents of that jurisdiction executing contracts wholly to be performed therein.

20.  Choice of Jurisdiction. The undersigned agrees that any action or proceeding directly or indirectly relating to or arising out of this Subscription Agreement, any breach hereof, or any transaction covered hereby shall be resolved, whether by arbitration or otherwise, within the Commonwealth of Pennsylvania. Accordingly, the parties consent and submit to the jurisdiction of the state courts of the Commonwealth of Pennsylvania located within Philadelphia, Pennsylvania or the United States federal courts located in the Eastern District of Pennsylvania. The parties further agree that any such relief whatsoever in connection with this Subscription Agreement shall be commenced by such party exclusively in the state courts of the Commonwealth of Pennsylvania located within Philadelphia, Pennsylvania or the United States federal courts located in the Eastern District of Pennsylvania.

21.  Reimbursement. If any action or other proceeding is brought for the enforcement of this Subscription Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Subscription Agreement, the suc-cessful or prevailing party or parties shall be entitled to recover reasonable attorney’s fees and other costs incurred in such action or proceeding in addition to any other relief to which they may be entitled.

22.  Further Assurances. Each of the parties shall execute said documents and other instruments and take such further actions as maybe reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

Subscription Information (to be completed by individual subscriber):

Units Purchased ____________________________________________________________________________________________________

Purchase Price of Units (Number of Units Purchased x $3.00 per Unit) ____________________________________________________________

Name(s) in which the Units is to be registered:
___________________________________________________________________________________________________
___________________________________________________________________________________________________
___________________________________________________________________________________________________

Home Address _____________________________________________________________________________________________________

Mailing Address ____________________________________________________________________________________________________

Form of joint ownership (if applicable). (If one of these items is checked, subscriber and co-subscriber must both sign all documents.):

Tenants-in-Common ________________________________	Joint Tenants ________________________________

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed on the ____ day of ___________, 2007.

Please Print Name of Subscriber	Signature of Subscriber	Social Security Number

Please Print Name of Co-Subscriber	Signature of Co-Subscriber	Social Security Number

[ATTACH CHECK HERE]

THIS PORTION NOT TO BE COMPLETED BY SUBSCRIBER

RECEIPT AND ACCEPTANCE

CASH OR CHECK AND SUBSCRIPTION AGREEMENT RECEIVED ON ______________, 2007.

By: _________________________________

SUBSCRIPTION ACCEPTED ON __________________, 2007.

SHINER INTERNATIONAL, INC.

By:_________________________________
Name:
Title:

WIRE TRANSFER INSTRUCTIONS

If Subscriber wishes to wire transfer the purchase price of his Units, he or she shall wire transfer immediately available funds in the amount of the Purchase Price subscribed for hereunder, as follows:

Bank: Commerce Bank, NA

Account Name: Shiner International Inc.

Account No.: #372004010

Bank Routing No.: #036001808

Swift Code: CBNAUS33

EXHIBIT A

CONFIDENTIAL PURCHASER QUESTIONNAIRE

EXHIBIT B

FORM OF STOCK PURCHASE WARRANT

EXHIBIT C

FORM OF REGISTRATION RIGHTS AGREEMENT

EXHIBIT D

CONFIDENTIAL PRIVATE OFFERING MEMORANDUM